UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
October 4, 2007

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.
1 Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(b) Mark Sarvary, Executive Vice President of Campbell Soup Company and President- Campbell North America, will leave the Company. A copy of the press release announcing a new alignment for the Company’s North American business is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 — Financial Statements and Exhibits
(d)	Exhibits
99.1	Release dated October 4, 2007 announcing a new alignment for the Company’s North American business.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)
Date: October 4, 2007	By:	/s/ John J. Furey
John J. Furey
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Release dated October 4, 2007 announcing a new alignment for the Company’s North American business.

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